                                                     Filed Pursuant Rule 497 (e)
                                             Registration File No:002-39334


                                   PROSPECTUS

                                Dated May 1, 1998,

                         as supplemented July 29, 1998

                           MML SERIES INVESTMENT FUND
                                1295 State Street
                           Springfield, Massachusetts
                                 (413) 744-8480

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company having separate investment portfolios, each of which has different investment objectives and is designed to meet different investment needs. This Prospectus provides information regarding the four diversified portfolios of MML Trust described below (the "Funds").

THE FUNDS

MML Equity Fund - The investment objectives are primarily to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income and secondarily, depending upon business and economic conditions, to preserve capital. The Fund invests primarily in equity-type securities.

MML Money Market Fund - The investment objectives are to achieve high current income, the preservation of capital, and liquidity. The Fund invests in short-term debt instruments, including commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States, its agencies and instrumentalities. An investment in the Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

MML Managed Bond Fund - The investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. The Fund invests primarily in investment grade, publicly-traded, fixed income securities.

MML Blend Fund - The investment objective is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities not exceeding one year.

For further information about each Fund's investment objectives and policies, see "THE FUNDS" on page 9. There is no assurance that the investment objectives of the Funds will be realized.

This Prospectus sets forth concisely the information about MML Trust and the Funds that a prospective investor ought to know before investing. Certain additional information about MML Trust and the Funds is contained in a Statement of Additional Information dated May 1, 1998, as amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This additional information is available upon request and without charge. To obtain such information, please contact the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.


This Prospectus may only be used to offer or sell shares of the Funds described in this Prospectus. Please read this Prospectus carefully and retain it for future reference for information about MML Trust and the Funds.

                           ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           ------------------------

Table Of Contents                                                          Page
Financial Highlights ....................................................    2
Management Discussion ...................................................    4
General Information .....................................................    9
The Funds ...............................................................    9
Investment Practices of the Funds and Related Risks .....................   11
Investment Restrictions .................................................   13
Investment Managers .....................................................   13
Capital Shares ..........................................................   14
Net Asset Value .........................................................   15
Sale and Redemption of Shares ...........................................   15
Tax Status ..............................................................   16
Dividends and Capital Gains Distributions ...............................   16
Investment Performance ..................................................   16
Management of MML Trust .................................................   17

I. Financial Highlights

The information in the following tables has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the 1997 financial statements of the Funds is included in MML Trust's Annual Report for the year ended December 31, 1997 (the "Annual Report") and in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Annual Report which may be obtained from MML Trust's Secretary without charge.

                                MML EQUITY FUND

Selected financial and per share data for each series share outstanding throughout each year ended December 31:

                                                  1997            1996          1995          1994         1993
                                                  ----            ----          ----          ----         ----
Net asset value:
 Beginning of year ...................       $    29.786      $   25.924     $   20.520     $ 20.510     $ 19.862
                                             -----------      ----------     ----------     --------     --------
Income from investment operations:
Net investment income ................              .709            .703           .634         .594         .524
Net realized and unrealized
 gain (loss) on investments ..........             7.806           4.547          5.754         .248        1.365
                                             -----------      ----------     ----------     --------     --------
Total from investment operations .....             8.515           5.250          6.388         .842        1.889
                                             -----------      ----------     ----------     --------     --------
Less distributions:
Dividends from net investment
 income ..............................             (.709)          (.703)         (.634)       (.594)       (.524)
Distribution from net realized
 gains ...............................            (2.149)          (.685)         (.350)       (.238)       (.717)
Distribution in excess of net realized
 gains ...............................                --              --             --           --           --
                                             -----------      ----------     ----------     --------     --------
Total distributions ..................            (2.858)         (1.388)         (.984)       (.832)      (1.241)
                                             -----------      ----------     ----------     --------     --------
Net asset value:
 End of year .........................       $    35.443      $   29.786     $   25.924     $ 20.520     $ 20.510
                                             ===========      ==========     ==========     ========     ========

Total return .........................            28.59%          20.25%         31.13%        4.10%        9.52%
Net assets (in millions):
 End of period .......................       $ 2,363.44       $ 1,701.99     $ 1,248.90     $ 820.78     $ 663.09
Ratio of expenses to average net
 assets ..............................              .35%             .38%           .41%         .43%         .44%
Ratio of net investment income to
 average net assets ..................             2.03%            2.65%          2.89%        3.04%        3.23%
Portfolio turnover rate ..............            15.30%           11.42%         11.72%        9.99%       11.28%
Average commission rate ..............            .0586            .0582             --           --           --

                                              1992         1991         1990         1989         1988
                                              ----         ----         ----         ----         ----
Net asset value:
 Beginning of year ...................     $  18.735    $  15.659    $  16.764    $  14.929    $  13.828
                                           ---------    ---------    ---------    ---------    ---------
Income from investment operations:
Net investment income ................          .543         .563         .636         .694         .646
Net realized and unrealized
 gain (loss) on investments ..........         1.420        3.440        (.722)       2.746        1.660
                                           ---------    ---------    ---------    ---------    ---------
Total from investment operations .....         1.963        4.003        (.086)       3.440        2.306
                                           ---------    ---------    ---------    ---------    ---------
Less distributions:
Dividends from net investment
 income ..............................         (.543)       (.562)       (.665)       (.711)       (.639)
Distribution from net realized
 gains ...............................         (.288)       (.365)       (.354)       (.894)       (.566)
Distribution in excess of net realized
 gains ...............................         (.005)          --           --           --          --
                                           ---------    ---------    ---------    ---------    ---------
Total distributions ..................         (.836)       (.927)      (1.019)      (1.605)      (1.205)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value:
 End of year .........................     $  19.862    $  18.735    $  15.659   $   16.764    $  14.929
                                           =========    =========    ==========   =========    =========

Total return .........................         10.48%       25.56%        (.51%)      23.04%       16.68%
Net assets (in millions):
 End of period .......................     $  490.62    $  355.04    $  235.45    $  226.41    $  172.80
Ratio of expenses to average net
 assets ..............................           .46%         .48%         .49%         .50%         .50%
Ratio of net investment income to
 average net assets ..................          3.09%        3.43%        4.09%        4.30%        4.05%
Portfolio turnover rate ..............          9.07%        9.37%       13.50%       15.71%       15.97%
Average commission rate ..............            --           --           --           --           --

                             MML MONEY MARKET FUND

Selected financial and per share data for each series share outstanding throughout each year ended December 31:

                                             1997         1996         1995        1994        1993
                                             ----         ----         ----        ----        ----
Net asset value:
Beginning of year ..................      $   1.000    $   1.000    $   1.000    $  1.000    $  1.000
                                          ---------    ---------    ---------    --------    --------
Income from investment operations:
Net investment income ..............           .051         .049         .054        .038        .027
                                          ---------    ---------    ---------    --------    --------
Total from investment operations ...           .051         .049         .054        .038        .027
                                          ---------    ---------    ---------    --------    --------
Less distributions:
Dividends from net investment income          (.051)       (.049)       (.054)      (.038)      (.027)
                                          ---------    ---------    ---------    --------    --------
Total distributions ................          (.051)       (.049)       (.054)      (.038)      (.027)
                                          ---------    ---------    ---------    --------    --------
Net asset value:
 End of year .......................      $   1.000    $   1.000    $   1.000    $  1.000    $  1.000
                                          =========    =========    =========    ========    ========

Total return .......................           5.18%        5.01%        5.58%       3.84%       2.75%
Net assets (in millions):
 End of period ......................     $  141.17    $  145.23    $  108.92    $  91.79    $  73.66
Ratio of expenses to average net
assets .............................            .52%         .52%         .54%        .55%        .54%
Ratio of net investment income to
 average net assets ................           5.07%        4.92%        5.43%       3.81%       2.71%


                                            1992        1991         1990        1989        1988
                                            ----        ----         ----        ----        ----
Net asset value:
Beginning of year ..................      $  1.000    $  1.000    $   1.000    $  1.000    $  1.000
                                          --------    --------    ---------    --------    --------
Income from investment operations:
Net investment income ..............          .034        .059         .078        .088        .072
                                          --------    --------    ---------    --------    --------
Total from investment operations ...          .034        .059         .078        .088        .072
                                          --------    --------    ---------    --------    --------
Less distributions:
Dividends from net investment income         (.034)      (.059)       (.078)      (.088)      (.072)
                                          --------    --------    ---------    --------    --------
Total distributions ................         (.034)      (.059)       (.078)      (.088)      (.072)
                                          --------    --------    ---------    --------    --------
Net asset value:
 End of year .......................      $  1.000    $  1.000    $   1.000    $  1.000    $  1.000
                                          ========    ========    =========    ========    ========

Total return .......................          3.48%       6.01%        8.12%       9.16%       7.39%
Net assets (in millions):
 End of period ......................     $  84.56    $  94.41    $  114.59    $  70.16    $  66.35
Ratio of expenses to average net
assets .............................           .53%        .52%         .54%        .54%        .55%
Ratio of net investment income to
 average net assets ................          3.42%       5.91%        7.80%       8.79%       7.20%

                             MML MANAGED BOND FUND

Selected financial and per share data for each series share outstanding throughout each year ended December 31:

                                               1997         1996         1995         1994        1993
                                               ----         ----         ----         ----        ----
Net asset value:
 Beginning of year ...................      $  12.048    $  12.448    $  11.141    $  12.405    $ 12.041
                                            ---------    ---------    ---------    ---------    --------
Income from investment operations:
Net investment income ................           .801         .776         .782         .792        .785
Net realized and unrealized
 gain (loss) on investments
 and forward commitments .............           .356        (.401)       1.307       (1.264)       .618
                                            ---------    ---------    ---------    ---------    --------
Total from investment operations .....          1.157         .375        2.089        (.472)      1.403
                                            ---------    ---------    ---------    ---------    --------
Less distributions:
Dividends from net investment income .          (.795)       (.775)       (.782)       (.792)      (.784)
Distribution from net realized gains .             --           --           --           --       (.255)
Distribution in excess of net realized
 gains ...............................             --           --           --           --          --
                                            ---------    ---------    ---------    ---------    --------
Total distributions ..................          (.795)       (.775)       (.782)       (.792)     (1.039)
                                            ---------    ---------    ---------    ---------    --------
Net asset value:
 End of year .........................      $  12.410    $  12.048    $  12.448    $  11.141    $ 12.405
                                            =========    =========    =========    =========    ========

Total return .........................          9.91%        3.25%       19.14%      (3.76%)      11.81%
Net assets (in millions):
 End of period .......................      $ 205.32     $ 181.57     $ 158.70     $ 121.21     $ 129.11
Ratio of expenses to average
 net assets ...........................          .47%         .51%         .52%         .52%        .54%
Ratio of net investment income to
average net assets ...................          6.06%        6.54%        6.63%        6.69%       6.37%
Portfolio turnover rate ..............         41.99%       46.12%       70.00%       32.77%      58.81%

                                              1992         1991         1990        1989         1988
                                              ----         ----         ----        ----         ----
Net asset value:
 Beginning of year ...................      $ 12.219     $ 11.318     $ 11.354    $ 10.919    $  11.052
                                            --------     --------     --------    --------    ---------
Income from investment operations:
Net investment income ................          .870         .903         .943        .918         .906
Net realized and unrealized
 gain (loss) on investments
 and forward commitments .............          .001         .916        (.036)       .454        (.133)
                                            --------     --------     --------    --------    ---------
Total from investment operations .....          .871        1.819         .907       1.372         .773
                                            --------     --------     --------    --------    ---------
Less distributions:
Dividends from net investment income .         (.869)       (.902)       (.943)      (.918)       (.906)
Distribution from net realized gains .         (.158)       (.016)          --       (.019)          --
Distribution in excess of net realized
 gains ...............................         (.022)          --           --          --           --
                                            --------     --------     --------    --------    ---------
Total distributions ..................        (1.049)       (.918)       (.943)      (.937)       (.906)
                                            --------     --------     --------    --------    ---------
Net asset value:
 End of year .........................      $ 12.041     $ 12.219     $ 11.318    $ 11.354    $  10.919
                                            ========     ========     ========    ========    =========

Total return .........................         7.31%       16.66%        8.38%      12.83%        7.13%
Net assets (in millions):
 End of period .......................      $ 88.15      $ 66.98      $ 43.07     $ 40.03     $  31.35
Ratio of expenses to average
 net assets ...........................         .56%         .57%         .57%        .59%         .61%
Ratio of net investment income to
average net assets ...................         7.28%        7.96%        8.40%       8.35%        8.25%
Portfolio turnover rate ..............        39.51%       61.85%       69.93%      64.77%       74.92%

                                MML BLEND FUND

Selected financial and per share data for each series share outstanding throughout each year ended December 31:

                                                  1997            1996           1995           1994           1993
                                                  ----            ----           ----           ----           ----
Net asset value:
Beginning of year ....................        $   21.973      $   20.519     $   17.672     $   18.305     $   17.846
                                              ----------      ----------     ----------     ----------     ----------
Income from investment operations:
Net investment income ................              .843            .824           .811           .707           .655
Net realized and unrealized
 gain (loss) on investments
 and forward commitments .............             3.692           1.990          3.246          (.271)         1.057
                                              ----------      ----------     ----------     ----------     ----------
Total from investment operations ......            4.535           2.814          4.057           .436          1.712
                                              ----------      ----------     ----------     ----------     ----------
Less distributions:
Dividends from net investment income .             (.843)          (.824)         (.811)         (.707)         (.655)
Distribution from net realized gains .            (1.585)          (.536)         (.399)         (.359)         (.598)
Distribution in excess of net realized
 gains ...............................                --              --             --          (.003)            --
                                              ----------      ----------     ----------     ----------     ----------
Total distributions ..................            (2.428)         (1.360)        (1.210)        (1.069)        (1.253)
                                              ----------      ----------     ----------     ----------     ----------
Net asset value:
 End of year .........................        $   24.080      $   21.973     $   20.519     $   17.672     $   18.305
                                              ==========      ==========     ==========     ==========     ==========

Total return .........................            20.89%          13.95%         23.28%          2.48%          9.70%
Net assets (in millions):
End of period ........................        $2,471.83       $2,093.99      $1,823.14      $1,444.26      $1,296.54
Ratio of expenses to average
 net assets ..........................              .38%            .38%           .38%           .39%           .40%
Ratio of net investment income to
 average net assets ..................             3.56%           3.87%          4.19%          3.93%          3.60%
Portfolio turnover rate ..............            21.20%          19.10%         30.78%         26.59%         20.20%
Average commission rate ..............            .0584           .0581             --             --             --


                                                  1992          1991          1990          1989          1988
                                                  ----          ----          ----          ----          ----
Net asset value:
Beginning of year ....................        $   17.307     $  14.839     $  15.428     $  13.876     $  13.095
                                              ----------     ---------     ---------     ---------     ---------
Income from investment operations:
Net investment income ................              .707          .736          .792          .823          .734
Net realized and unrealized
 gain (loss) on investments
 and forward commitments .............              .880         2.771         (.445)        1.921         1.000
                                              ----------     ---------     ---------     ---------     ---------
Total from investment operations ......            1.587         3.507          .347         2.744         1.734
                                              ----------     ---------     ---------     ---------     ---------
Less distributions:
Dividends from net investment income .             (.707)        (.736)        (.811)        (.835)        (.728)
Distribution from net realized gains .             (.326)        (.303)        (.125)        (.357)        (.225)
Distribution in excess of net realized
 gains ...............................             (.015)           --            --            --            --
                                              ----------     ---------     ---------     ---------     ---------
Total distributions ..................            (1.048)       (1.039)        (.936)       (1.192)        (.953)
                                              ----------     ---------     ---------     ---------     ---------
Net asset value:
 End of year .........................        $   17.846     $  17.307     $  14.839     $  15.428     $  13.876
                                              ==========     =========     =========     =========     =========

Total return .........................             9.36%        24.00%         2.37%        19.96%        13.40%
Net assets (in millions):
End of period ........................        $1,013.28      $ 797.04      $ 574.15      $ 524.29      $ 401.22
Ratio of expenses to average
 net assets ..........................              .41%          .42%          .44%          .45%          .46%
Ratio of net investment income to
 average net assets ..................             4.07%         4.54%         5.37%         5.57%         5.29%
Portfolio turnover rate ..............            25.43%        26.92%        24.55%        22.39%        25.70%
Average commission rate ..............               --            --            --            --            --


Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.


II.  Management Discussion

A.   ECONOMIC AND INVESTMENT ENVIRONMENT

As we begin 1998, the U.S. economy appears to be embarking on its eighth consecutive year of expansion. By almost any measure, 1997 was a solidly good year. Consumption was up, consumer confidence reached a 28-year high, unemployment hit a 24-year low, gains were made in personal income and corporate profits, housing starts and new and existing housing sales were up, and the Federal budget deficit was reduced to a point where 1998 may even see a small surplus.

All of this happened against a backdrop of declining price pressures fueling debate over the relevance of the Phillips Curve, which is the historical model suggesting that economic growth will eventually breed inflation. Inflation measured by the Consumer Price Index remained below two percent, down from 1996 levels, and both the Producer Price Index and commodities prices dropped. Without inflationary pressures, the Federal Reserve Board, which had raised interest rates by 25 basis points in March, did not take action again for the remainder of 1997, and interest rates consequently declined.

Working counter to the forces supporting the domestic economy over the past year was the financial breakdown in the Pacific Rim. After years of over-investment, weak infrastructure and poor economic policy, high-flying markets including South Korea, Thailand and Indonesia suffered tremendous losses during the second half of 1997.

The problems these economies face are deep and far-reaching, and recognition of this fact has caused turmoil in markets throughout the world. Japan, which has fiscal problems of its own, is a close trading partner to much of the rest of Southeast Asia and will be impacted by weakness there. The U.S. has seen effects of the Asian crisis on a number of levels. The uncertainty created by the Asian crisis added volatility to an already nervous stock market, precipitating a one day drop in the Dow Jones Industrial Average of over 500 points in late October. A flight to quality in the currency markets bolstered the U.S. dollar, making American exports expensive in overseas markets and potentially increasing the trade deficit. Domestic firms that rely on sales to Asian markets may see profits come under pressure as orders decline, and competitive price pressures from Asian exporters may impact the ability for companies to raise prices on a global basis.

Even though the U.S. stock market increased in volatility, it turned in impressive results for the year. As of December 31, 1997, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") was up 33.37%, the Dow Jones Industrial Average increased 24.93%, the NASDAQ Composite Index was up 21.63% and the Frank Russell 2000 Index earned 22.36%.

Because of the uncertainty inherent in a market that has enjoyed such a tremendous three-year advance, plus the concerns that arose from the Asian markets' problems, it was large cap growth stocks that benefited most during 1997. These companies, which are well-represented in indices like the S&P 500, were part of a `flight to quality' that the market experienced over the course of the year. They are companies that are large enough to endure competitive pressures, and due to their large capitalization, their stocks are very liquid.

The bond market also advanced during 1997. After the Federal Reserve's March tightening, rates began to decline, and bonds rallied as a result. During the second half of the year, investors moved into bonds as a safe haven from stock market volatility. Rates declined and the yield curve flattened.

Toward the end of 1997, bonds paying higher yields than Treasuries seemed to offer the best opportunities. For the first time in quite a while, there was some risk premium available in moving lower in quality.

B.   MML EQUITY FUND

How did the Fund perform during 1997?

The Fund did quite well over the year with a 28.59% total return. However, the Fund lagged the performance of the S&P 500, which had a return of 33.37%, an exceptional gain of over 30% for the second time in the past three years. The S&P 500 has changed in composition over the past several years, with a much higher component of technology stocks and large capitalization growth stocks which strongly influence the performance of the index. The past year saw strong gains in these groups, causing the S&P 500 to exceed the results of most active managers. As a value manager, the Fund's sub-adviser considers many of these favored companies as too expensive, with price-earnings ratios at substantial premiums to the average stock. Such high valuations represent risk to investors in the event that the companies fall short of expectations. Its focus on high quality companies selling at more modest valuations should enable the Fund to compare well with index returns over the full market cycle.

How did the stock market perform during 1997?

The stock market has been remarkably strong over the past three years - in fact we have not had three consecutive years this buoyant in decades. This hospitable market environment benefited from a continued economic expansion without the obvious excesses of past cycles, stable to declining interest rates, high labor productivity, healthy corporate profits, and a clear focus on shareholder value on the part of corporate boards and management.

On closer inspection, the first quarter of 1997 was somewhat weak due to an increase in interest rates. From there, the market came roaring back in the second quarter and through September. Problems in Asian markets caused a difficult October, including a sharp one-day selloff that interrupted trading. The market recovered after October, showed strength in December and finished the year close to the all-time high. Still, the perception of increased risk and volatility is now firmly in place.

How did your strategy work during this environment?

Our healthcare holdings were among our best performers for 1997. Bristol-Myers, our largest single holding, doubled the performance of the broad market for the period. Its excellent product pipeline and aggressive marketing program are increasingly recognized by investors and suggest a favorable outlook for the coming year, as well.

While a valve-oriented investment approach like ours can lag more aggressive styles in a powerful bull market, we held up better than most during the challenges of the fourth quarter. Some of our best performers during that period were electric utilities and telephone companies, two groups that did not participate earlier in the year. Their stable, domestically based earnings and ample dividends were appealing as the Asian situation unfolded. Pinnacle West, which serves the Phoenix area, was purchased mid-year, and performed well for the Fund.

The financial stocks in the portfolio achieved outstanding gains throughout the year. CoreStates Financial, the leading bank in the Philadelphia area, agreed to be acquired by First Union, and the Fund's holdings benefited accordingly. Other large gainers included Bank of New York, Comerica, and Norwest, all of which showed appreciation of 70% or more.

                             [GRAPH APPEARS HERE]

EQUITY FUND
--------------------------------------------------------------------------------
                                 Standard & Poor's
                   Fund             500 Index
                   ----          -----------------
1/1/88            10,000             10,000
  1988            11,668             11,660
  1989            14,356             15,351
  1990            13,283             14,875
  1991            17,933             19,408
  1992            19,813             20,887
  1993            21,699             22,990
  1994            22,589             23,291
  1995            29,621             32,044
  1996            35,619             39,405
  1997            45,803             52,554

Past performance is not predicitive of future performance.
--------------------------------------------------------------------------------

                 -------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                 -------------------------------------------
                      1 Year        5 Year        10 Year
                 -------------------------------------------
                      28.59%        18.25%        16.44%
                 -------------------------------------------


C.   MML MONEY MARKET FUND

How did the Fund perform during 1997?

The Fund has enjoyed another good year with a 5.18% total return, outperforming the Lipper Money Market Instrument Fund Average of 4.90% and keeping investors' purchasing power well ahead of inflation. Interest rates were favorable for investors focused on the shortest part of the fixed income spectrum in 1997 and the Fund took advantage of the opportunities that were created.

How did your market change during 1997?

During the first half of 1997, there was some concern in the fixed income markets that the Federal Reserve Board would raise interest rates to prevent economic growth from causing higher inflation. Rates did increase once, by 25 basis points, after the Federal Reserve's March meeting. In the second half, anticipation of further tightening dissipated. The Federal Reserve's policy makers met five times during the second half, but did not change rates at all, due in part to the fact that the rate of increase in the Consumer Price Index (inflation) was slowing, and that the Producer Price Index and commodity prices were actually falling. Another reason the Federal Reserve saw no need for action was the unraveling of the markets in Southeast Asia, a situation that could potentially slow the growth of the domestic economy.

Yields on bonds at the long end of maturities fell and prices rose as the year progressed and investors in search of quality looked to Treasuries. Rates at the short end where we are focused were already competitive, and remained relatively stable. We were positioned to do well within this type of environment.

What investment decisions worked best for the Fund during the year?

During 1997, MML Money Market only invested in Tier 1 securities. A combination of commercial paper and agency discount notes optimized our performance in this high quality sector of the market. Our diversified portfolio continued to outperform our competitors in the Lipper Money Market Instrument Fund universe throughout the year.

Another advantage was the average life of our portfolio, a measure of the maturities of our holdings. Particularly during the second half of the year, when uncertainty in the broad markets sent investors searching for alternatives to stocks, demand at the short end of the fixed income market led to higher rates on new issuances. Beginning December with an average life slightly below the IBC/Donohue universe of 55 days, our portfolio took advantage of year-end rate increases, leaving us longer than our competitors at 61 days by year-end.


MONEY MARKET FUND
Average Annual Total Return  for the periods ended December 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN
                                               ---------------------------------
  Money Market                                   1 Year     5 Year     10 Year
                                               ---------------------------------
                                                 5.18%      4.47%       5.63%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN
                                               ---------------------------------
  Lipper Taxable Money Market Fund Average       1 Year     5 Year     10 Year
                                               ---------------------------------
                                                 4.91%      4.32%       5.40%
--------------------------------------------------------------------------------

  Past performance is not predicitive of future performance.
--------------------------------------------------------------------------------

D.   MML MANAGED BOND FUND

How did the Fund perform during 1997?

The Fund performed very well for the year showing a total return of 9.91%, slightly outpacing its benchmark, the Lehman Brothers Government/Corporate Bond Index, which had a return of 9.75% for the year. A major factor contributing to the Fund's performance was the overweighting of "spread product," that is, investments that offered incremental yield advantages to Treasuries.

Describe the investment climate during 1997.

The past year was another positive one for the U.S. economy. Continued growth without a serious threat from inflation caused interest rates to trend downward as the year progressed, making it a generally positive environment for the bond market as well.

During the first half of 1997, the Federal Reserve Board's only policy move - a 25 basis point increase - occurred, creating price volatility, especially in Treasuries. Volatility proved temporary, however. During the second half, stock investors reacting to uncertainty from the Asian markets' difficulties moved to the relative safety of the Treasury bond market and their demand caused bond prices to rise. Coupled with a rise in short term rates, as central bankers liquidated their Treasury bill holdings, the yield curve flattened, that is, the differential between short- and long-term rates narrowed. When Treasuries rallied, the yield spread between them and other categories of bonds with similar maturities widened, creating opportunities for the Fund.

What investment decisions benefited the portfolio most as the year progressed?


At year-end our holdings of spread classes - including asset backed securities, agency bonds, mortgage backed securities as well as corporate bonds - represented over 85% of the Fund's assets.

Corporate bonds performed well during most of 1997 as corporate profitability improved. In the investment grade sector, BBB rated issues performed the best. Over half of our corporate holdings were invested in credits rated in the BBB category. Corporate bond spreads widened out late in the third quarter as the Asian crisis unfolded. We own one security, Korea Development Bank, which was directly impacted by the Asian crisis. This issue was purchased prior to the upheaval and its performance suffered for the remainder of the quarter. At roughly one-quarter of one percent of the portfolio, however, the bond's impact was minimal, and we expect it will do better as the International Monetary Fund works to get Asia back on its feet.

Asset backed securities offered us an interesting opportunity late in the year. The combination of spread-widening and an increase in supply led to some new investments in this sector. A new type of asset backed security was introduced in the fourth quarter. Rate reduction bonds issued by California utilities were priced at attractive levels relative to similarly structured asset backed credit card transactions.

                             [GRAPH APPEARS HERE]

MANAGED BOND FUND
--------------------------------------------------------------------------------

                 Fund         Lehman Brothers Government/Corporate Index
                 ----         ------------------------------------------
1/1/88          10,000                          10,000
  1988          10,713                          10,758
  1989          12,087                          12,288
  1990          13,099                          13,306
  1991          15,281                          15,452
  1992          16,398                          16,624
  1993          18,335                          18,457
  1994          17,645                          17,809
  1995          21,023                          21,236
  1996          21,706                          21,852
  1997          23,857                          23,982

Past performance is not predicitive of future performance.
--------------------------------------------------------------------------------
                 -------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                 -------------------------------------------
                      1 Year        5 Year        10 Year
                 -------------------------------------------
                      9.91%         7.79%          9.08%
                 -------------------------------------------


E.   MML BLEND FUND

How did the Fund perform during 1997?

The Fund performed quite well for the year. We are pleased to report that our investment sub-adviser's stock-picking strategy allowed the Fund to actively participate in another very positive 12-month period for the equity market. For the year ended December 31, 1997, the Fund's total return of 20.89% surpassed the Lipper Analytical one-year average for balanced funds of 18.94%. The benefits of our balanced strategy were demonstrated further as the stock market became volatile toward the end of the year. During the fourth quarter, which was negative for stocks, the income and price appreciation we garnered from our fixed income holdings allowed us to continue to report positive results.

Within your stock holdings, what types of investments were strongest during 1997?

Within stocks, our healthcare holdings were our best performers for the year. Bristol-Myers, our largest single holding, doubled the performance of the broad market for the period. Its excellent product development pipeline and aggressive marketing program caught investors' attention, and that drove the stock to new highs.

Insurance companies have also been strong. Since they tend to own significant bond portfolios, they do well in periods of declining interest rates. American General is a well-capitalized insurer in a steady growth business with a focused and capable management and it has been a good holding for us for the year.

In basic industries, well-managed chemical companies benefited the Fund. Two examples were Air Products, a distributor of industrial gases, and Englehard, a firm providing technological solutions to air quality issues.

Some of our best performers during the turbulent fourth quarter were electric utilities and telephone companies, up roughly 10 percent as a group during a down quarter for the broad market. Pinnacle West, a Phoenix-based electric utility has been a strong performer for us, as has Tampa-based Teco. We feel both of these companies offer stable earnings and good dividends at reasonable valuations.

What was your fixed income strategy during 1997, and how did it benefit the Fund?

Over the year, we held roughly equivalent portions of bonds and cash, and both have served the portfolio well. In bonds, we were focused primarily on AA rated corporate issues, followed by mortgage-backed securities and Treasuries. Most classes of bonds have performed well, especially during the second half, when yields declined on fears about the depth of the Asian financial troubles. Price appreciation resulted from declining rates and then combined with coupon income to make bonds an excellent investment in 1997.

We also strategically increased our holdings of cash and short-term debt instruments during 1997 because of a relatively flat yield curve. When the yield curve flattens, the yield advantage investors earn by owning longer maturity, more interest rate sensitive bonds diminishes. Over the past year, the Fund found it could earn competitive income from short-maturity investments and reduce risk at the same time.

                             [GRAPH APPEARS HERE]
BLEND FUND
--------------------------------------------------------------------------------
                                                                 Lehman Brothers
                                                                   Government/
                           Lipper Balanced   Standard & Poor's      Corporate
  Date      Blend Fund        Fund Index         500 Index            Index
--------    ----------     ---------------   -----------------   ---------------

01/01/88      $10,000          $10,000            $10,000            $10,000
12/31/88       11,340           11,119             11,660             10,758
12/31/89       13,604           13,308             15,351             12,288
12/31/90       13,926           13,396             14,875             13,306
12/31/91       17,269           16,856             19,408             15,452
12/31/92       18,886           18,078             20,887             16,624
12/31/93       20,717           20,193             22,990             18,457
12/31/94       21,230           19,690             23,291             17,809
12/31/95       26,172           24,532             32,044             21,236
12/31/96       29,823           27,724             39,405             21,852
12/31/97       36,053           32,975             52,554             23,982

Past performance is not predicitive of future performance.
--------------------------------------------------------------------------------
                 -------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                 -------------------------------------------
                      1 Year        5 Year        10 Year
                 -------------------------------------------
                      20.89%        13.81%        13.68%
                 -------------------------------------------

III. General Information

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company, having separate investment portfolios. This Prospectus provides information regarding the following four diversified investment portfolios (the "Funds") of MML Trust: MML Equity Fund ("MML Equity"); MML Money Market Fund ("MML Money Market"); MML Managed Bond Fund ("MML Managed Bond"); and MML Blend Fund ("MML Blend"). Each Fund has its own investment objectives and policies and is designed to meet different investment needs.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust"). MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which David L. Babson and Company Incorporated ("Babson") manages the investment of the assets of MML Equity and the Equity Sector of MML Blend. Both MassMutual and Babson are registered with the Securities and Exchange Commission (the "SEC") as investment advisers (MassMutual and Babson are referred to hereinafter collectively as the "Advisers"). For further information, see "Investment Managers."

IV.  The Funds

The investment objectives of each Fund discussed below are fundamental policies and may not be changed without the vote of a majority of that Fund's outstanding voting shares (as used in this Prospectus, a majority of the outstanding voting shares of any Fund means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of that Fund's outstanding shares). There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon management's ability to assess changes in business and economic conditions. For further information about investment policies and techniques, see "Investment Practices of the Funds and Related Risks."

A.   MML EQUITY FUND

The primary investment objective of MML Equity is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income.

A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. Occasional investments may be made with the objective of short-term appreciation when in the judgment of Babson general economic conditions dictate that they may benefit MML Equity and are consistent with sound investment procedure.

Normally, the assets of MML Equity will be invested primarily in common stocks and other equity-type securities such as preferred stocks, securities convertible into common stocks and warrants. Investments are made in securities of companies which, in the opinion of Babson, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer's historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund's portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor's 500 Composite Stock Price Index. Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets. Babson intends to engage in the active management of MML Equity's portfolio.


On July 29, 1998, Walter McCormick became the Fund's portfolio manager. As portfolio manager, Mr. McCormick is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. McCormick joined Babson on June 22, 1998, as a Senior Vice President, from Keystone Investments, Inc., where he managed equity portfolios for the past 14 years, and since 1997, also served as the chief investment officer of Keystone's Growth and Income unit.

B.   MML MONEY MARKET FUND

The investment objectives of MML Money Market are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.

MML Money Market will invest only in short-term (i.e., 397 days or less remaining to maturity) debt instruments, including but not limited to commercial paper; certificates of deposit; bankers' acceptances; short-term corporate obligations; obligations issued, sponsored, assumed or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities ("U.S. Government securities"); and certain repurchase agreements with respect to any of the securities listed above (which underlying securities must be of the highest quality at the time the repurchase agreement is entered into but which securities may have maturities of more than one year). MML Money Market's dollar-weighted average portfolio maturity will be maintained at 90 days or less.

MML Money Market's non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in Tier 1 Securities, but it retains the right to invest no more than 5% of its net assets in Tier 2 Securities. A Tier 1 Security is one that is rated in the highest rating category by at least one nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). MML Money Market will invest no more than 5% of its total assets in Tier 2 Securities. A Tier 2 Security is one that is rated in the second highest rating category by at least one NRSRO. Securities which are unrated may also qualify as Tier 1 and Tier 2 Securities if so determined by the Board of Trustees of MML Trust (the "Board of Trustees"). For a description of S&P and Moody's ratings, see the Statement of Additional Information.

Certificates of deposit and bankers' acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market's investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign obligations may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign branches of U.S. banks and foreign banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards, as domestic banks.

MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated that from time to time, MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when MassMutual deems that such transactions will improve the yield or the quality of the portfolio.

The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, an investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Tier 2 Security, MML Money Market would dispose of any such security as soon as practical.

C.   MML MANAGED BOND FUND

The investment objective of MML Managed Bond is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Normally, the assets of MML Managed Bond will be invested primarily in investment grade, publicly-traded, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects. Except when invested for defensive purposes, at least 80% of total invested assets at market value at the time of a purchase will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) or, if unrated, which are judged by MassMutual to be of equivalent quality to securities so rated. For purposes of this Prospectus, a rating of BBB by S&P includes a security that has been rated BBB- by S&P, and a security rated Baa by Moody's includes a security that has been rated Baa3 by Moody's. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher-rated investment grade securities.

In implementing the policies set forth in the preceding paragraph, MML Managed Bond may invest in (1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond's net assets being invested in such securities, and (2) securities of foreign issuers, provided however, MML Managed Bond may invest not more than 10% of its net assets in such securities, except as provided in (1) above.

If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Normally, the Fund's duration will range from four to seven years. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

The Fund's portfolio is managed by Mary Wilson Kibbe, Executive Director of MassMutual. She has been associated with MassMutual since 1982 and oversees all public fixed income trading for MassMutual and its insurance company subsidiaries.

D.   MML BLEND FUND

The investment objective of MML Blend is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

A committee of MassMutual and Babson investment professionals will adjust the mix of investments among the Fund's three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial market and economic conditions. The Advisers expect that such adjustments will normally be made in a gradual manner over a period of time. No investment will be made that would result in more than 90% of MML Blend's net assets being invested in the Equity Sector or in more than 50% of MML Blend's net assets being invested in the Bond Sector. Up to 100% of MML Blend's net assets may be invested in the Money Market Sector. No minimum percentage has been established for any of the sectors.

In addition to MML Blend's investment objective, each of its market sectors has a specific investment objective. Within the Equity Sector, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Within the Bond Sector, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Sector, MML Blend will attempt to achieve high current income, the preservation of capital, and liquidity.

In seeking a high rate of return from dividends, interest income and capital appreciation as well as in seeking to preserve capital, the Advisers intend to engage in the active management of MML Blend's portfolio. See "Investment Practices of the Funds and Related Risks - Portfolio Management."

The portfolio of MML Blend will be invested in the following three market sectors:

1.   Equity Sector


The Equity Sector generally invests in equity-type securities in a substantially similar manner as described in the discussion of MML Equity on page 9. Walter McCormick, Senior Vice President of Babson, manages the investment of the assets of the Equity Sector.

2.   Bond Sector

The Bond Sector generally invests in the types of bonds and other debt securities described in the discussion of MML Managed Bond on pages 10-11 with maturities usually exceeding one year. The Bond Sector may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend's total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities. During 1997, no debt securities were acquired by MML Blend which were not rated at least BBB by S&P or Baa by Moody's.

Mary Wilson Kibbe, Executive Director of MassMutual, manages the investments of the assets of the Bond Sector and the Money Market Sector.

3.   Money Market Sector

The Money Market Sector invests in money market instruments and other debt securities with maturities generally not exceeding one year. For example, it may invest in:

     (a) U.S. Treasury Bills and other U.S. Government securities;

     (b) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, (such obligations may not exceed 25% of MML Blend's total assets);

     (c) commercial paper, including variable amount master notes, having a rating at the time of purchase within the two highest grades as determined by Moody's (P-1 or P-2) or S&P (A-1 or A-2);

     (d) publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); or

     (e) securities of foreign issuers.

V.   Investment Practices Of The Funds And Related Risks

In managing their portfolios of investments, the Funds, pursuant to policies adopted by the Board of Trustees or where considered appropriate by the Advisers, may engage in various investment-related practices. The Funds' significant investment practices, which are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees without consent of shareholders, are discussed below. For further information see the Statement of Additional Information.

A.   DERIVATIVES TRANSACTIONS

Although each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information, the Funds' use of derivatives, other than forward contracts, is minimal. The Funds may use derivatives to attempt to: (a) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the relevant markets (for example, in the debt securities markets generally due to increasing interest rates); (b) facilitate selling securities for investment reasons; (c) protect a Fund's unrealized gains or limit unrealized losses in the value of its securities; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities; (e) manage the effective maturity or duration of fixed-income securities in a Fund's portfolio; or (f) manage its exposure to changing security prices (collectively, "Derivatives Transactions"). Most, if not all, of these Derivatives Transactions will involve the portfolios of MML Managed Bond and the Bond Sector of MML Blend as MML Trust has no present intent to enter into Derivatives Transactions with regard to MML Money Market, MML Equity, or the Equity or Money Market Sectors of MML Blend. The Funds will not use derivatives for speculative purposes.

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds will assist it in achieving its investment objectives. Risks inherent in the use of derivatives include: (1) the risk that interest rates and securities prices will not move in the direction anticipated; (2) imperfect correlation between the prices of forward contracts and the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds' other assets.

A Fund will not enter into a forward contract if as a result more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts.

B.   PORTFOLIO MANAGEMENT

The Advisers intend to use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. The Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Advisers' ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Such trading places a premium on the Advisers' ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Advisers' evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Advisers believe that the result of the trading, net of transaction costs, will benefit the Funds.

The Funds may pay brokerage commissions to Advest, Inc. ("Advest") and Jeffries & Co., Inc. ("Jeffries"). Jeffries and Advest are each wholly-owned subsidiaries of companies for which one Trustee serves as a director.

C.   RESTRICTED AND ILLIQUID SECURITIES

None of the Funds currently expect to invest in restricted or illiquid securities. However, each Fund may invest not more than 15% (10% in the case of MML Money Market) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by the Board of Trustees, or by the Advisers pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

D.   SECURITIES LENDING

MML Managed Bond and MML Blend may seek additional income by making loans of portfolio securities of not more than 10% of their respective total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual to be of good standing.

E.   CASH POSITIONS

Each Fund, other than MML Money Market, may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity may also invest in non-convertible preferred stocks.

F.   YEAR 2000 ISSUE

     Like other businesses and governments around the world, the Funds could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Funds that the year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' service providers, and others with which MassMutual and the Funds conduct business in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Funds invest could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

VI.  Investment Restrictions

The following is a description of certain investment restrictions, and exceptions to such restrictions, that apply to each Fund which may not be changed without a vote of a majority of the outstanding shares of such Fund. (For a description of additional investment restrictions, reference should be made to the Statement of Additional Information.)

Each Fund will not:

(1) Pledge or mortgage assets taken at market to an extent greater than 15% of the total assets of the Fund taken at cost;

(2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions (as described on page 12) and in reverse repurchase agreements (as described in the Statement of Additional Information), provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund's borrowings (including all obligations under financial futures contracts on debt obligations); and

(3) Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection it will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

     (a) In the case of MML Money Market there is no limitation in respect of certificates of deposit and bankers' acceptances (see "The Funds - MML Money Market Fund").

     (b) MML Money Market, MML Managed Bond and the Bond Sector of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual's intent not to invest more than 25% of any one of these Fund's total assets in either the electric utility or telephone industries.

VII. Investment Managers

MassMutual serves as investment manager of each Fund pursuant to a separate investment management agreement executed by MassMutual and each Fund (the "Management Agreements"). MassMutual also acts as the transfer agent and the dividend paying agent. MassMutual is a mutual life insurance company organized in 1851 under the laws of The Commonwealth of Massachusetts. MassMutual provides, directly or through its subsidiaries, a wide range of life insurance, annuity and disability products, and pension and pension-related products, as well as investment services to individuals, corporations, investment companies and other institutions. As of December 31, 1997, MassMutual, together with its subsidiaries, had consolidated assets in excess of $61 billion and consolidated assets under management in excess of $152 billion.

Under the Management Agreements, which are substantially identical, MassMutual is authorized to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees. The Management Agreements provide that MassMutual will perform all administrative functions relating to the Funds and will bear all expenses of the Funds except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions (which may be higher than other brokers charge if paid to a broker which provides brokerage and research services to the Advisers or for use in providing investment advice and management to the Funds and other accounts over which the Advisers exercise investment discretion) and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Funds; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Advisers or MML Trust; and (5) fees of the Funds' independent certified public accountants.

For providing the services and bearing the expenses described above, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100 million of the average daily net asset value of each Fund, .45% of the next $200 million,
 .40% of the next $200 million and .35% of any excess over $500 million. MassMutual has unilaterally agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1999. In 1997, MML Equity, MML Money Market, MML Managed Bond, and MML Blend paid fees to MassMutual amounting to .34%, .50%, .44% and .36%, respectively, of their average daily net assets during the year.

Each Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust; or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual's control of the initials "MML" and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Under each Management Agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual has entered into sub-advisory agreements (the "Sub-Advisory Agreements") whereby Babson manages the investment of the assets of MML Equity and the Equity Sector of MML Blend. Babson is a registered investment adviser that has been providing investment counseling to institutions and individuals for over 50 years. As of December 31, 1997, Babson had over $18 billion of assets under management. Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, a controlled subsidiary of MassMutual.

Pursuant to the Sub-Advisory Agreements, MassMutual pays Babson (1) a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity as of the close of each business day for the investment advisory services Babson provides with respect to MML Equity and (2) a quarterly fee equal to an annual rate of .13% of the average daily net asset value of the Equity Sector of MML Blend as of the close of each business day for the investment advisory services Babson provides with respect to the Equity Sector of MML Blend. The Sub-Advisory Agreements automatically terminate upon the termination of the respective Management Agreements between MassMutual and MML Equity and MML Blend.

Securities held by the Funds are also frequently held by the Advisers in their investment accounts and/or by other investment clients for which the Advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that such execution advantage and the desirability of retaining the Advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

VIII. Capital Shares

MML Trust is a "series" company. To date, shares of six series (i.e., investment portfolios) have been authorized, four of which constitute the interests in the Funds described in this Prospectus. Under MML Trust's Declaration of Trust, however, the Board of Trustees is authorized to create new series in addition to the Funds without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust's Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series' shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when Trustees have determined that any matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or
(iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or Trustees of MML Trust. MML Trust's Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

IX.  Net Asset Value

The net asset value of each Fund's shares is determined once daily as of the normal close of trading on the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading.

A.   MML MONEY MARKET FUND

It is the intention of MML Money Market to maintain a per share net asset value of $1.00, although this cannot be assured. Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder's account, which increase is recorded promptly after the end of each calendar month. MML Money Market's portfolio instruments are valued on the basis of amortized cost.

B.   OTHER FUNDS

Generally, the other three Funds value portfolio securities on the basis of market value. For example, equity securities, including those traded on national securities exchanges or the NASDAQ National Market System, are valued by one or more pricing services, as authorized by the Board of Trustees. Normally, the values are based upon the last reported sale price of the security. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. Futures contracts are valued based on market prices unless such prices do not reflect the fair value of the contract, in which case they will be valued by or under the direction of the Board of Trustees. In all other cases, assets (including restricted securities) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

X.   Sale And Redemption Of Shares

The shares of each Fund are sold at their net asset value (which in the case of MML Money Market is expected to remain at $1.00) as next computed after receipt of the purchase order, without the deduction of any selling commission or "sales load."

Each Fund redeems its shares at their net asset value (which in the case of MML Money Market is expected to remain at $1.00) as next computed after receipt of the request for redemption. The redemption price for shares of MML Equity, MML Managed Bond and MML Blend may be more or less than the shareholder's cost. The redemption price may be paid in cash or wholly or partly in kind if MML Trust's Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Redemption payments will be made within seven days after receipt of the written request therefore by MML Trust, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

XI.  Tax Status

It is the policy of each Fund to comply, and in 1997 each Fund did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Regulations issued under Internal Revenue Code Section 817(h) require each of the Funds to be adequately diversified in order for a variable annuity and variable life contract funded by MML Trust to receive favorable tax treatment as an annuity or life insurance contract. Among other requirements, the regulations limit each Fund's investment in a single issuer to 55% of its assets; while this requirement applies to U.S. Government securities, each government agency or instrumentality is treated for this purpose as a separate issuer. The Funds intend to comply with these diversification requirements. For further information, see the Statement of Additional Information.

Tax consequences to investors in the separate investment accounts which are invested in the Funds are described in the prospectuses for such accounts.

XII. Dividends And Capital Gains Distributions

The Funds intend to declare capital gain and ordinary income dividends and to distribute such dividends in a manner designed to avoid a 4% excise tax on undistributed regulated investment company income, imposed by the Tax Reform Act of 1986. The declaration and distribution policies specific to each Fund are outlined below.

A.   MML EQUITY FUND

Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of MML Equity at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

B.   MML MONEY MARKET FUND

The net income of MML Money Market, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day on which the Exchange is open, and all the net income so determined is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if MML Money Market's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than that which he paid.

C.   MML MANAGED BOND AND MML BLEND FUNDS

Dividends out of net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, for the year are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

XIII. Investment Performance

Each of the Funds may from time to time advertise certain investment performance figures. These figures are based on historical earnings and are not intended to indicate future performance.

MML Money Market may quote its yield and its effective yield. The yield of MML Money Market refers to the income generated by the Fund over a seven-day period (which period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Managed Bond, MML Blend and MML Equity may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time, which will be stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time (which period will be stated in the advertisement), assuming reinvestment of all distributions. Total return and holding period return differ from yield in that the return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures. For more information about the investment performance of the Funds, see the Statement of Additional Information.

XIV.  Management Of MML Trust

The affairs of MML Trust are generally supervised by its Board of Trustees and officers. As stated previously, MassMutual acts as investment manager of each of the Funds and Babson is the sub-adviser to MML Equity and the Equity Sector of MML Blend. In those capacities, MassMutual and Babson are part of the management of MML Trust. For more information concerning the management of MML Trust, reference should be made to the Statement of Additional Information.

The name MML Series Investment Fund is the designation of the Trustees under an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of MML Series Investment Fund are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of MML Series Investment Fund, but only the property of the relevant Fund shall be bound.

                          MML SERIES INVESTMENT FUND

                               1295 State Street
                       Springfield, Massachusetts 01111

                                 --------------

                               INVESTMENT MANAGER

                            MASSACHUSETTS MUTUAL LIFE
                                INSURANCE COMPANY
                                1295 State Street
                        Springfield, Massachusetts 01111

                             INVESTMENT SUB-ADVISER

                           DAVID L. BABSON AND COMPANY
                                  INCORPORATED
                               One Memorial Drive
                         Cambridge, Massachusetts 02142

                             INDEPENDENT ACCOUNTANTS

                            COOPERS & LYBRAND L.L.P.
                                2300 Tower Square
                                1500 Main Street
                        Springfield, Massachusetts 01101

                                    CUSTODIAN

                                 CITIBANK, N.A.
                                 111 Wall Street
                            New York, New York 10005

                                 --------------

     For Use With:
     . Massachusetts Mutual Variable Annuity Funds 1 and 2
     . MML Bay State Variable Life Separate Accounts I, II, III, IV and V . MML Bay State Variable Annuity Separate Account 1
     . Massachusetts Mutual Variable Life Separate Accounts I and II
     . Massachusetts Mutual Variable Annuity Separate Accounts 1, 2 and 3 . Massachusetts Mutual Separate Account C
     . C.M. Life Variable Life Separate Account I

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.